UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 13, 2007
Date of Report (Date of earliest event reported)

DJO INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1430 Decision Street
Vista, California	92081
(Address of principal executive offices)	(Zip Code)

(800) 336-5690
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 13, 2007, DJO Incorporated (the “Company”) and ReAble Therapeutics, Inc. (“ReAble”) issued a joint communication to their employees designed to update them on the progress of the proposed merger between the Company and an affiliate of ReAble.  Among other things, the joint communication announced the members of the senior management of the combined company, subject to the consummation of the merger. In addition, the corporate name of the parent corporation of the combined company will be DJO Incorporated and the global corporate headquarters will be in Vista, California.  A copy of the joint communication distributed to the employees is furnished as Exhibit 99.1 to this Current Report.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger referred to in the joint communication, the Company intends to file a definitive proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS THAT THE COMPANY MAY FILE WITH THE SEC IN THEIR ENTIRETY WHEN SUCH MATERIALS BECOME AVAILABLE, BECAUSE THE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The final proxy statement will be mailed to the Company’s stockholders. Stockholders will be able to obtain free copies of the final proxy statement, as well as the Company’s other filings, without charge, at the SEC’s Web site (www.sec.gov) when they become available. Copies of the filings may also be obtained without charge from the Company by directing a request to: DJO Incorporated, 1430 Decision Street, Vista, CA, 92081, Attention: Mark Francois, Director of Investor Relations (Tel: 1-760-734-4766, Email: mark.francois@djortho.com).

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed merger referred to in the joint communication. Information regarding the Company’s directors and executive officers is available in the Company’s 2006 Annual Report on Form 10-K, filed with the SEC on March 1, 2007 and the Company’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on April 20, 2007. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement filed with the SEC in connection with the Special Meeting of Stockholders when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Document
99.1	Joint communication to employees, distributed on September 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJO INCORPORATED
(Registrant)
Date: September 13, 2007	BY:	/s/ Donald M. Roberts
Donald M. Roberts
Senior Vice President, General Counsel and Secretary